UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-04049

DWS Income Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2013

ITEM 1.	REPORT TO STOCKHOLDERS

October 31, 2013

Annual Report

to Shareholders

DWS Global High Income Fund

Contents
3 Letter to Shareholders
4 Portfolio Management Review
10 Performance Summary
13 Investment Portfolio
35 Statement of Assets and Liabilities
37 Statement of Operations
39 Statement of Changes in Net Assets
40 Financial Highlights
45 Notes to Financial Statements
62 Report of Independent Registered Public Accounting Firm
63 Information About Your Fund's Expenses
64 Tax Information
65 Advisory Agreement Board Considerations and Fee Evaluation
70 Board Members and Officers
76 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DWS Investments Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

Having recently joined Deutsche Asset & Wealth Management as president of the DWS funds and head of Fund Administration, I'd like to take this opportunity to introduce myself. I come with 20 years of experience in asset management and the mutual fund industry. My job is to work closely with your fund board to ensure optimal oversight of the DWS funds' management and operations. I look forward to serving in this role on your behalf.

As for the economy, experts seem to agree that both the U.S. and global economies are recovering. Interest rates, while destined to rise to a level more in line with historical "normal" at some point, will likely remain relatively low for the foreseeable future. The stock markets continue to demonstrate strength as housing rebounds, American manufacturing strengthens, the U.S. budget deficit improves and unemployment continues to move lower. However, uncertainty persists regarding the pace of the recovery, the eventual tapering of government bond purchases, the potential for further political gridlock around the fiscal impasse and lingering effects of the financial crisis. All this uncertainty may well contribute to volatility in both the bond and stock markets.

It may help to remember that market fluctuations are not unusual. However, significant market swings may also reflect behavior that is driven more by investor emotion than any fundamental factors relating to the securities in question. If volatility is making you nervous, it may be time to review your investments. A trusted financial advisor can help you determine if a strategy change is appropriate and identify risk management strategies that serve your specific goals and situation.

Best regards,

Brian Binder
President, DWS Funds

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 12 for more complete performance information.

Investment Process
Portfolio management uses primarily a bottom-up approach by using relative value and fundamental analysis to select securities within each industry, and a top-down approach to assess the overall risk and return in the market and what it considers macro trends in the economy.

DWS Global High Income Fund delivered a strong absolute return of 7.50% during the 12-month period ended October 31, 2013. The fund underperformed the 9.10% return of its benchmark, the Bank of America Merrill Lynch Global High Yield Constrained Index.

The fund employs a global approach that seeks opportunities in developed-market high-yield bonds and emerging-markets debt. As of October 31, 2013, 54.9% of the portfolio was invested in domestic securities and 45.1% in those issued outside of the United States.

U.S. high-yield bonds produced robust returns during the fiscal year ended October 31, 2013, based on the 8.87% gain of the Credit Suisse High Yield Index. The year was generally positive for high-yield bonds, with the exception of the second quarter, during which concerns that the U.S. Federal Reserve Board (the Fed) would "taper" its stimulative quantitative easing policy led to heavy asset outflows and an across-the-board sell-off in bonds. Aside from this downdraft, high-yield bonds performed well as signs of improving economic growth helped fuel a recovery in investors' appetite for higher-risk assets. In addition, the default rate for high-yield issuers remains very low on a historical basis. Double-digit returns for the stock market, along with investors' general preference for higher-yielding asset classes, also contributed to the healthy performance results.

In contrast, emerging-markets debt encountered some headwinds during the past 12 months ended October 31, 2013 based on the -2.27% return of the JPMorgan EMBI Global Diversified Index. The bulk of the underperformance occurred in the second half of the reporting period, when concerns about tapering sparked heavy outflows from the asset class. Investors also were unsettled by social unrest in both Turkey and Brazil, as well as the prospect of slowing growth in China and other key emerging markets. The result of this sell-off was that emerging-markets debt underperformed investment-grade bonds for the full year. However, this masks the fact that the asset class actually finished the first five months of the reporting period with a modest gain. Additionally, it staged a strong recovery in the final three months of the period once it became apparent that the Fed is unlikely to taper until 2014.

Fund Performance

Consistent with our bottom-up approach, individual security selection was the primary driver of the fund's performance. Our strongest contributor was an overweight position in Leap Wireless International, Inc.,* which was acquired by AT&T.* We expected to see consolidation in the wireless space, and the yield on the Leap Wireless International, Inc.* bonds was very attractive for what we thought was limited downside risk. The second-best contributor was FAGE Dairy Industry SA, which recovered from its weak performance in the prior year. In 2012, there was outflow from the bonds (sell-off) simply because the company is based in Greece, where markets were in turmoil due to the country's debt problems. We liked the company's fundamentals, and we believe its fast growth in the U.S. yogurt market would support its long-term performance — a view that was borne out in the past year. Also contributing was our position in DynCorp International, Inc., which provides outsourcing services to the government. The company reported good results and benefited from the outsourcing of work in military actions around the globe.

* Not held in the portfolio as of October 31, 2013.

On the negative side, we did not hold any exposure in the subordinated debt of European banks, which rallied strongly behind the recovery in the region's peripheral markets. (Subordinated debt isn't secured by assets, which means it tends to be higher on the credit risk spectrum. This was a positive for the performance of these securities in an environment of elevated investor risk appetites.) Our overweight in emerging-markets corporate bonds weighed on relative performance. While emerging- markets corporates held up well relative to emerging-markets government debt, they nonetheless lagged high-yield bonds due to concerns about how the asset class would perform if the Fed indeed scaled back on quantitative easing. Also pressuring performance was our neutral positioning in lower-rated high-yield bonds, which significantly outperformed the overall market.

Outlook and Positioning

We retain a positive outlook on high-yield bonds based on our expectation for low defaults and satisfactory economic growth, together with their attractive yields relative to government bonds. In addition, the majority of the past year's new-issue proceeds have been used to refinance existing bonds at lower rates. We think this is a positive development in that it reduces corporations' liquidity needs, which in turn should help limit defaults. We continue to believe the asset class offers investors a reasonable trade-off of risk and return via the combination of its current yield advantage over Treasuries and the low default rate.

"We strive to generate outperformance over a multiyear period by achieving an appropriate trade-off of risk and return."

In terms of portfolio structure, we are overweight vs. the benchmark in securities rated B. This credit tier tends to have a low correlation with U.S. Treasuries, which is a potentially positive attribute in the current environment. We are underweight in BB-rated issues and neutral in bonds rated CCC, but we are selectively taking advantage of opportunities in the CCC tier where the risk-reward trade-off is attractive. We are being cautious with respect to the portfolio's duration exposure (interest-rate sensitivity) since the continued low level of Treasury yields indicates the potential for rising yields (and falling prices) in the year ahead.

We expect that emerging-markets bonds will remain volatile in the coming year, as the direction of Fed policy and the strength of China's economy remain two important wild cards for the asset class. On a longer-term basis, we hold a positive outlook for emerging-markets debt due to the growing opportunity available to investors. Just a decade ago, investors were largely limited to investing in government debt issued by a select group of countries. Today, however, the market has expanded to include corporate bonds issued by financially sound, highly rated companies that offer yields above those on bonds issued by similarly rated corporations in the developed markets. We believe this premium will gradually close over time, creating an opportunity for investors to purchase bonds with a compelling combination of attractive yields, strong fundamentals and longer-term appreciation potential. In the short term, however, we are maintaining the same low-duration approach as we have for high yield given the sensitivity of the asset class to global asset flows.

We continue to focus on using credit research to identify the most compelling investment opportunities for the fund. We manage the portfolio from a long-term perspective, which means that we do not take on excessive risk to boost short-term returns. Instead, we strive to generate outperformance over a multi year period by achieving an appropriate trade-off of risk and return.

Portfolio Manager

Gary Russell, CFA, Managing Director

Portfolio Manager of the fund. Joined the fund in 2006.

— Joined Deutsche Asset Management in 1996. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.

— Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.

— Head of US High Yield Bonds: New York.

— BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Bank of America Merrill Lynch Global High Yield Constrained Index tracks the performance of below-investment-grade bonds of corporate issuers domiciled in countries having an investment-grade foreign-currency long-term debt rating. The index limits the percentage represented by any single issuer in the index.

The Credit Suisse High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the global high-yield debt market.

The JPMorgan EMBI Global Diversified Index is an unmanaged index that tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging-markets sovereign entities, including Brady bonds, loans and Eurobonds, and quasi-sovereign entities. The index limits exposure to any one country.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Absolute return is the return, expressed as a percentage, which an asset achieves over a certain period of time.

Sovereign debt is debt that is issued by a national government.

Quantitative easing entails the purchase of government and other securities from the market in an effort to increase money supply.

Underweight means the fund holds a lower weighting in a given sector or security than the benchmark. Overweight means it holds a higher weighting.

The trailing 12-month dollar-weighted global speculative-grade default rate as reported by Moody's calculates the dollar value of defaults divided by the total value of the rated high-yield bond market. The ratings of Moody's Investors Service, Inc. (Moody's) represent the company's opinions as to the quality of the securities it rates. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating, the higher the probability of default. Credit quality does not remove market risk and is subject to change.

Performance Summary October 31, 2013 (Unaudited)
Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/13
Unadjusted for Sales Charge	7.50%	14.62%	7.60%
Adjusted for the Maximum Sales Charge (max 4.50% load)	2.66%	13.57%	7.11%
Bank of America Merrill Lynch Global High Yield Constrained Index†	9.10%	18.81%	9.07%
Class B	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/13
Unadjusted for Sales Charge	6.82%	13.75%	6.78%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	3.82%	13.63%	6.78%
Bank of America Merrill Lynch Global High Yield Constrained Index†	9.10%	18.81%	9.07%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/13
Unadjusted for Sales Charge	6.68%	13.81%	6.81%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	6.68%	13.81%	6.81%
Bank of America Merrill Lynch Global High Yield Constrained Index†	9.10%	18.81%	9.07%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/13
No Sales Charges	7.89%	14.84%	7.84%
Bank of America Merrill Lynch Global High Yield Constrained Index†	9.10%	18.81%	9.07%
Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/13
No Sales Charges	7.84%	15.03%	7.98%
Bank of America Merrill Lynch Global High Yield Constrained Index†	9.10%	18.81%	9.07%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2013, are 1.07%, 1.85%, 1.81%, 0.89% and 0.74% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 30 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class A, B, C and S shares for the periods prior to their inception on May 16, 2005, are derived from the historical performance of the Institutional Class shares of DWS Global High Income Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.5%. This results in a net initial investment of $9,550.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† The Bank of America Merrill Lynch Global High Yield Constrained Index tracks the performance of below investment grade bonds of corporate issuers domiciled in countries having an investment grade foreign currency long term debt rating. The index limits the percentage represented by any single issuer in the index.
	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value
10/31/13	$7.17	$7.16	$7.20	$7.21	$7.15
10/31/12	$7.08	$7.06	$7.11	$7.11	$7.06
Distribution Information as of 10/31/13
Income Dividends, Twelve Months	$.43	$.38	$.38	$.45	$.45
October Income Dividend	$.0354	$.0306	$.0309	$.0371	$.0372
Capital Gain Distributions, Twelve Months	$.01	$.01	$.01	$.01	$.01
SEC 30-day Yield‡‡	4.58%	4.04%	4.05%	5.05%	5.12%
Current Annualized Distribution Rate‡‡	5.92%	5.14%	5.16%	6.18%	6.25%

‡‡ The SEC yield is net investment income per share earned over the month ended October 31, 2013, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 4.00%, 4.04% and 4.97% for Class B, C and S shares, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2013. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 5.10%, 5.15% and 6.10% for Class B, C and S shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Investment Portfolio as of October 31, 2013
		Principal Amount ($)(a)	Value ($)

Corporate Bonds 96.8%
Consumer Discretionary 22.7%
AMC Networks, Inc., 7.75%, 7/15/2021		160,000	180,000
AmeriGas Finance LLC:
6.75%, 5/20/2020		900,000	981,000
7.0%, 5/20/2022		695,000	750,600
APX Group, Inc., 6.375%, 12/1/2019		390,000	388,538
Arcelik AS, 144A, 5.0%, 4/3/2023 (b)		1,530,000	1,386,562
Asbury Automotive Group, Inc., 8.375%, 11/15/2020		930,000	1,034,625
Ashtead Capital, Inc., 144A, 6.5%, 7/15/2022		590,000	632,775
Avis Budget Car Rental LLC, 5.5%, 4/1/2023		370,000	362,600
BC Mountain LLC, 144A, 7.0%, 2/1/2021		390,000	394,875
Block Communications, Inc., 144A, 7.25%, 2/1/2020		720,000	761,400
Boyd Gaming Corp., 9.0%, 7/1/2020 (b)		280,000	301,700
Cable Communications Systems NV, REG S, 7.5%, 11/1/2020 (c)	EUR	400,000	557,329
Cablevision Systems Corp., 8.0%, 4/15/2020 (b)		115,000	130,525
Caesar's Entertainment Operating Co., Inc.:
8.5%, 2/15/2020		1,430,000	1,320,962
9.0%, 2/15/2020 (b)		485,000	454,687
Carlson Wagonlit BV, 144A, 6.875%, 6/15/2019		410,000	424,350
CCO Holdings LLC:
6.5%, 4/30/2021		1,180,000	1,227,200
6.625%, 1/31/2022		850,000	879,750
7.375%, 6/1/2020		105,000	114,713
8.125%, 4/30/2020 (b)		270,000	295,650
CDR DB Sub, Inc., 144A, 7.75%, 10/15/2020		445,000	440,550
Cequel Communications Holdings I LLC:
144A, 5.125%, 12/15/2021		1,495,000	1,450,150
144A, 6.375%, 9/15/2020		2,260,000	2,344,750
CET 21 spol sro, 144A, 9.0%, 11/1/2017	EUR	1,000,000	1,384,904
Clear Channel Communications, Inc., 11.25%, 3/1/2021		505,000	542,244
Clear Channel Worldwide Holdings, Inc.:
Series A, 6.5%, 11/15/2022		255,000	265,200
Series B, 6.5%, 11/15/2022		690,000	724,500
Series A, 7.625%, 3/15/2020		210,000	222,075
Series B, 7.625%, 3/15/2020		2,165,000	2,311,137
Cogeco Cable, Inc., 144A, 4.875%, 5/1/2020		1,865,000	1,827,700
Crown Media Holdings, Inc., 10.5%, 7/15/2019		525,000	590,625
Cumulus Media Holdings, Inc., 7.75%, 5/1/2019 (b)		705,000	743,775
Cyfrowy Polsat Finance AB, 144A, 7.125%, 5/20/2018	EUR	1,825,000	2,659,819
DISH DBS Corp.:
4.25%, 4/1/2018		535,000	543,025
5.0%, 3/15/2023 (b)		700,000	669,375
6.75%, 6/1/2021		90,000	97,425
7.875%, 9/1/2019		565,000	656,812
Fontainebleau Las Vegas Holdings LLC, 144A, 11.0%, 6/15/2015*		735,000	0
GLP Capital LP:
144A, 4.375%, 11/1/2018		185,000	188,700
144A, 5.375%, 11/1/2023		155,000	156,550
Griffey Intermediate, Inc., 144A, 7.0%, 10/15/2020 (b)		775,000	561,875
Harron Communications LP, 144A, 9.125%, 4/1/2020		500,000	555,000
Hot Topic, Inc., 144A, 9.25%, 6/15/2021		285,000	298,538
Jo-Ann Stores Holdings, Inc., 144A, 9.75%, 10/15/2019 (PIK)		920,000	954,500
Libbey Glass, Inc., 6.875%, 5/15/2020		221,000	237,575
Live Nation Entertainment, Inc., 144A, 7.0%, 9/1/2020		685,000	727,812
MDC Partners, Inc., 144A, 6.75%, 4/1/2020		275,000	286,000
Mediacom Broadband LLC, 6.375%, 4/1/2023		790,000	799,875
Mediacom LLC, 7.25%, 2/15/2022		205,000	216,275
MGM Resorts International:
6.625%, 12/15/2021 (b)		1,165,000	1,245,094
6.75%, 10/1/2020 (b)		325,000	354,250
7.625%, 1/15/2017 (b)		1,010,000	1,148,875
8.625%, 2/1/2019		1,595,000	1,872,131
10.0%, 11/1/2016		415,000	502,150
Midcontinent Communications & Midcontinent Finance Corp., 144A, 6.25%, 8/1/2021		390,000	393,900
National CineMedia LLC:
6.0%, 4/15/2022		410,000	426,400
7.875%, 7/15/2021		445,000	491,725
Norcraft Companies LP, 10.5%, 12/15/2015		1,670,000	1,720,100
Palace Entertainment Holdings LLC, 144A, 8.875%, 4/15/2017		480,000	482,400
Petco Animal Supplies, Inc., 144A, 9.25%, 12/1/2018		605,000	651,131
PNK Finance Corp., 144A, 6.375%, 8/1/2021		490,000	514,500
Quebecor Media, Inc., 5.75%, 1/15/2023		375,000	362,813
Rent-A-Center, Inc., 144A, 4.75%, 5/1/2021		285,000	267,188
Sabre Holdings Corp., 8.35%, 3/15/2016		555,000	618,825
Schaeffler Finance BV, 144A, 7.75%, 2/15/2017		775,000	879,625
Seminole Hard Rock Entertainment, Inc., 144A, 5.875%, 5/15/2021		235,000	230,300
Seminole Tribe of Florida, Inc.:
144A, 7.75%, 10/1/2017		410,000	435,113
144A, 7.804%, 10/1/2020		585,000	631,800
Serta Simmons Holdings LLC, 144A, 8.125%, 10/1/2020 (b)		435,000	463,275
Sirius XM Radio, Inc., 144A, 5.875%, 10/1/2020 (b)		420,000	434,700
SIWF Merger Sub, Inc., 144A, 6.25%, 6/1/2021		565,000	567,825
Taylor Morrison Communities, Inc., 144A, 5.25%, 4/15/2021 (b)		465,000	453,375
Travelport LLC:
144A, 6.386%**, 3/1/2016		301,829	298,811
144A, 13.875%, 3/1/2016 (PIK)		95,589	100,607
TVN Finance Corp. III AB, 144A, 7.875%, 11/15/2018	EUR	1,000,000	1,435,820
UCI International, Inc., 8.625%, 2/15/2019		220,000	226,600
Unitymedia Hessen GmbH & Co., KG:
144A, 5.5%, 1/15/2023		1,490,000	1,471,375
144A, 7.5%, 3/15/2019		825,000	895,125
Unitymedia KabelBW GmbH:
144A, 9.5%, 3/15/2021	EUR	3,000,000	4,674,052
144A, 9.625%, 12/1/2019	EUR	1,525,000	2,298,330
Univision Communications, Inc.:
144A, 6.875%, 5/15/2019		105,000	113,138
144A, 7.875%, 11/1/2020		250,000	277,500
144A, 8.5%, 5/15/2021 (b)		270,000	299,025
Videotron Ltd., 5.0%, 7/15/2022		3,770,000	3,704,025
Viking Cruises Ltd., 144A, 8.5%, 10/15/2022		390,000	436,800
Visant Corp., 10.0%, 10/1/2017		845,000	777,400
Visteon Corp., 6.75%, 4/15/2019		349,000	372,558
Wynn Macau Ltd., 144A, 5.25%, 10/15/2021		4,575,000	4,677,937
			72,243,205
Consumer Staples 5.5%
B&G Foods, Inc., 4.625%, 6/1/2021		475,000	463,719
Barry Callebaut Services NV, 144A, 5.5%, 6/15/2023		345,000	349,606
Chiquita Brands International, Inc., 144A, 7.875%, 2/1/2021		365,000	396,025
Constellation Brands, Inc., 6.0%, 5/1/2022		185,000	201,650
Del Monte Corp., 7.625%, 2/15/2019		760,000	791,350
FAGE Dairy Industry SA, 144A, 9.875%, 2/1/2020		1,360,000	1,472,200
Hawk Acquisition Sub, Inc., 144A, 4.25%, 10/15/2020		1,205,000	1,165,837
JBS Investments GmbH, 144A, 7.75%, 10/28/2020		795,000	819,844
JBS U.S.A. LLC:
144A, 7.25%, 6/1/2021		1,050,000	1,076,250
144A, 8.25%, 2/1/2020		305,000	327,113
MHP SA, 144A, 8.25%, 4/2/2020		2,355,000	2,019,412
Michael Foods Group, Inc., 9.75%, 7/15/2018		760,000	829,350
Minerva Luxembourg SA, 144A, 7.75%, 1/31/2023 (b)		790,000	766,300
NBTY, Inc., 9.0%, 10/1/2018		255,000	279,863
Reynolds Group Issuer, Inc.:
5.75%, 10/15/2020		765,000	789,862
6.875%, 2/15/2021		1,000,000	1,085,000
7.125%, 4/15/2019		885,000	944,737
8.25%, 2/15/2021 (b)		410,000	426,400
Smithfield Foods, Inc., 6.625%, 8/15/2022		360,000	378,900
Sun Products Corp., 144A, 7.75%, 3/15/2021 (b)		640,000	576,000
U.S. Foods, Inc., 8.5%, 6/30/2019 (b)		740,000	793,650
Viskase Companies, Inc., 144A, 9.875%, 1/15/2018		1,575,000	1,667,531
			17,620,599
Energy 13.2%
Access Midstream Partners LP:
4.875%, 5/15/2023		685,000	681,575
5.875%, 4/15/2021		245,000	262,763
6.125%, 7/15/2022		610,000	654,225
Antero Resources Finance Corp.:
144A, 5.375%, 11/1/2021 (c)		420,000	426,825
7.25%, 8/1/2019		348,000	373,230
Arch Coal, Inc., 7.0%, 6/15/2019 (b)		205,000	158,875
Berry Petroleum Co.:
6.375%, 9/15/2022		370,000	381,100
6.75%, 11/1/2020		845,000	889,362
BreitBurn Energy Partners LP:
7.875%, 4/15/2022		385,000	388,850
8.625%, 10/15/2020		410,000	435,625
Chaparral Energy, Inc., 7.625%, 11/15/2022		685,000	739,800
Chesapeake Oilfield Operating LLC, 6.625%, 11/15/2019		265,000	277,588
CITGO Petroleum Corp., 144A, 11.5%, 7/1/2017		1,050,000	1,155,000
Crestwood Midstream Partners LP:
144A, 6.125%, 3/1/2022 (c)		315,000	322,088
7.75%, 4/1/2019		580,000	624,950
Crosstex Energy LP, 7.125%, 6/1/2022		195,000	223,763
Denbury Resources, Inc., 4.625%, 7/15/2023		1,160,000	1,070,100
Dresser-Rand Group, Inc., 6.5%, 5/1/2021		750,000	796,875
Endeavor Energy Resources LP, 144A, 7.0%, 8/15/2021		585,000	585,000
EP Energy LLC:
6.875%, 5/1/2019		645,000	693,375
7.75%, 9/1/2022 (b)		325,000	365,625
9.375%, 5/1/2020 (b)		300,000	346,500
EPE Holdings LLC, 144A, 8.875%, 12/15/2017 (PIK)		907,319	950,417
EV Energy Partners LP, 8.0%, 4/15/2019		825,000	825,000
Frontier Oil Corp., 6.875%, 11/15/2018		115,000	123,625
Global Geophysical Services, Inc., 10.5%, 5/1/2017		670,000	549,400
Halcon Resources Corp.:
8.875%, 5/15/2021		490,000	510,212
9.75%, 7/15/2020		575,000	625,312
Holly Energy Partners LP:
6.5%, 3/1/2020		205,000	214,738
8.25%, 3/15/2018		590,000	625,400
KazMunayGas National Co. JSC, 144A, 4.4%, 4/30/2023		1,750,000	1,660,225
Kinder Morgan, Inc., 144A, 5.0%, 2/15/2021 (c)		265,000	265,000
Kodiak Oil & Gas Corp., 144A, 5.5%, 1/15/2021 (b)		785,000	804,625
Linn Energy LLC:
6.5%, 5/15/2019		245,000	244,388
144A, Step-up Coupon, 6.75% to 10/5/2013, 7.0% to 11/1/2019		1,130,000	1,127,175
MEG Energy Corp.:
144A, 6.375%, 1/30/2023		2,960,000	2,978,500
144A, 6.5%, 3/15/2021		425,000	443,594
144A, 7.0%, 3/31/2024		1,535,000	1,569,537
Midstates Petroleum Co., Inc.:
9.25%, 6/1/2021		935,000	963,050
10.75%, 10/1/2020		435,000	469,800
Murphy Oil U.S.A., Inc., 144A, 6.0%, 8/15/2023		585,000	593,775
Murray Energy Corp., 144A, 8.625%, 6/15/2021		95,000	101,650
Northern Oil & Gas, Inc., 8.0%, 6/1/2020		1,125,000	1,164,375
Oasis Petroleum, Inc.:
6.5%, 11/1/2021		305,000	330,162
144A, 6.875%, 3/15/2022		835,000	901,800
6.875%, 1/15/2023		230,000	249,550
7.25%, 2/1/2019		1,275,000	1,370,625
Offshore Group Investment Ltd.:
7.125%, 4/1/2023		735,000	747,862
7.5%, 11/1/2019 (b)		1,110,000	1,207,125
Pacific Drilling SA, 144A, 5.375%, 6/1/2020		475,000	478,562
Petroleos de Venezuela SA, 144A, 8.5%, 11/2/2017		1,590,000	1,427,025
Regency Energy Partners LP, 144A, 4.5%, 11/1/2023		190,000	175,750
Sabine Pass Liquefaction LLC:
144A, 5.625%, 2/1/2021		1,430,000	1,444,300
144A, 5.625%, 4/15/2023		320,000	313,600
SandRidge Energy, Inc., 7.5%, 3/15/2021 (b)		740,000	784,400
SESI LLC, 6.375%, 5/1/2019		425,000	450,500
Swift Energy Co., 7.875%, 3/1/2022		490,000	491,225
Tesoro Corp., 5.375%, 10/1/2022 (b)		285,000	282,150
Venoco, Inc., 8.875%, 2/15/2019		1,060,000	1,075,900
Welltec A/S, 144A, 8.0%, 2/1/2019		1,000,000	1,072,500
Whiting Petroleum Corp., 5.0%, 3/15/2019		520,000	540,800
			42,006,728
Financials 4.6%
AerCap Aviation Solutions BV, 6.375%, 5/30/2017		885,000	955,800
Ally Financial, Inc.:
5.5%, 2/15/2017		725,000	783,000
8.0%, 3/15/2020		670,000	795,625
Banco Bradesco SA, 144A, 5.75%, 3/1/2022		3,000,000	3,030,000
Banco do Brasil SA, 3.875%, 10/10/2022		2,365,000	2,152,150
E*TRADE Financial Corp.:
6.375%, 11/15/2019		1,105,000	1,182,350
6.75%, 6/1/2016		1,035,000	1,116,506
Hellas Telecommunications Finance, 144A, 8.23%**, 7/15/2015 (PIK)*	EUR	513,190	0
International Lease Finance Corp.:
3.875%, 4/15/2018		740,000	741,850
6.25%, 5/15/2019		580,000	632,200
MMC Finance Ltd., 144A, 5.55%, 10/28/2020		400,000	401,033
MPT Operating Partnership LP:
(REIT), 5.75%, 10/1/2020	EUR	815,000	1,153,595
(REIT), 6.375%, 2/15/2022		215,000	221,987
(REIT), 6.875%, 5/1/2021		525,000	564,375
Neuberger Berman Group LLC:
144A, 5.625%, 3/15/2020		300,000	311,250
144A, 5.875%, 3/15/2022		510,000	521,475
			14,563,196
Health Care 3.1%
Aviv Healthcare Properties LP:
144A, 6.0%, 10/15/2021		210,000	215,250
7.75%, 2/15/2019		940,000	1,014,025
Biomet, Inc.:
6.5%, 8/1/2020		670,000	711,875
6.5%, 10/1/2020 (b)		190,000	197,600
CHS/Community Health Systems, Inc.:
5.125%, 8/15/2018		1,080,000	1,123,200
7.125%, 7/15/2020		1,230,000	1,294,575
Fresenius Medical Care U.S. Finance II, Inc., 144A, 5.625%, 7/31/2019		415,000	444,050
HCA, Inc.:
5.875%, 3/15/2022		515,000	542,038
7.5%, 2/15/2022		799,000	897,876
Hologic, Inc., 6.25%, 8/1/2020 (b)		370,000	393,125
IMS Health, Inc., 144A, 6.0%, 11/1/2020		485,000	504,400
Par Pharmaceutical Companies, Inc., 7.375%, 10/15/2020		980,000	1,019,200
Physio-Control International, Inc., 144A, 9.875%, 1/15/2019		565,000	629,975
Tenet Healthcare Corp.:
144A, 4.375%, 10/1/2021 (b)		760,000	729,600
4.5%, 4/1/2021		100,000	97,000
			9,813,789
Industrials 9.3%
Accuride Corp., 9.5%, 8/1/2018		625,000	657,813
ADT Corp., 144A, 6.25%, 10/15/2021 (b)		310,000	328,988
Aguila 3 SA, 144A, 7.875%, 1/31/2018		1,495,000	1,594,044
Alphabet Holding Co., Inc., 7.75%, 11/1/2017 (PIK)		390,000	403,163
Armored Autogroup, Inc., 9.25%, 11/1/2018		1,110,000	1,003,162
Artesyn Escrow, Inc., 144A, 9.75%, 10/15/2020		510,000	525,300
BakerCorp International, Inc., 8.25%, 6/1/2019		605,000	587,606
Belden, Inc., 144A, 5.5%, 9/1/2022		655,000	655,000
Bombardier, Inc., 144A, 5.75%, 3/15/2022 (b)		3,700,000	3,709,250
Casella Waste Systems, Inc., 7.75%, 2/15/2019		1,115,000	1,126,150
Clean Harbors, Inc., 5.125%, 6/1/2021		480,000	486,600
DigitalGlobe, Inc., 144A, 5.25%, 2/1/2021		290,000	280,575
Ducommun, Inc., 9.75%, 7/15/2018		615,000	687,262
DynCorp International, Inc., 10.375%, 7/1/2017		885,000	931,462
Ferreycorp SAA, 144A, 4.875%, 4/26/2020 (b)		1,175,000	1,128,000
Florida East Coast Railway Corp., 8.125%, 2/1/2017		410,000	431,525
FTI Consulting, Inc.:
6.0%, 11/15/2022		390,000	397,800
6.75%, 10/1/2020		10,000	10,700
Garda World Security Corp., 144A, 9.75%, 3/15/2017		720,000	777,528
GenCorp, Inc., 144A, 7.125%, 3/15/2021		1,450,000	1,551,500
Huntington Ingalls Industries, Inc.:
6.875%, 3/15/2018		525,000	565,031
7.125%, 3/15/2021		105,000	113,794
Kenan Advantage Group, Inc., 144A, 8.375%, 12/15/2018		765,000	812,812
Meritor, Inc.:
6.75%, 6/15/2021 (b)		375,000	378,750
10.625%, 3/15/2018		630,000	680,400
Navios Maritime Holdings, Inc.:
8.125%, 2/15/2019		755,000	766,325
8.875%, 11/1/2017		785,000	821,306
Navios South American Logistics, Inc., 9.25%, 4/15/2019		640,000	692,800
Nortek, Inc., 8.5%, 4/15/2021		800,000	877,000
Ply Gem Industries, Inc., 9.375%, 4/15/2017		195,000	209,138
Spirit AeroSystems, Inc., 6.75%, 12/15/2020		400,000	428,000
Techem Energy Metering Service GmbH & Co., KG, 144A, 7.875%, 10/1/2020	EUR	200,000	302,307
Techem GmbH, 144A, 6.125%, 10/1/2019	EUR	800,000	1,173,095
Titan International, Inc., 144A, 6.875%, 10/1/2020		1,230,000	1,260,750
TransDigm, Inc., 7.5%, 7/15/2021 (b)		690,000	752,100
U.S. Airways Group, Inc., 6.125%, 6/1/2018		470,000	462,363
United Rentals North America, Inc.:
6.125%, 6/15/2023		50,000	51,375
7.375%, 5/15/2020		695,000	774,925
7.625%, 4/15/2022		695,000	778,400
USG Corp., 144A, 5.875%, 11/1/2021		105,000	107,100
Watco Companies LLC, 144A, 6.375%, 4/1/2023		280,000	277,200
			29,558,399
Information Technology 3.7%
ACI Worldwide, Inc., 144A, 6.375%, 8/15/2020		205,000	214,225
Activision Blizzard, Inc., 144A, 5.625%, 9/15/2021		1,520,000	1,573,200
Alliance Data Systems Corp., 144A, 5.25%, 12/1/2017		485,000	500,156
Audatex North America, Inc., 144A, 6.0%, 6/15/2021		315,000	325,238
BMC Software Finance, Inc., 144A, 8.125%, 7/15/2021		685,000	724,387
CDW LLC, 8.5%, 4/1/2019		1,635,000	1,810,762
CyrusOne LP, 6.375%, 11/15/2022		195,000	196,463
eAccess Ltd., 144A, 8.25%, 4/1/2018		610,000	667,950
EarthLink, Inc., 7.375%, 6/1/2020		475,000	471,438
Equinix, Inc., 7.0%, 7/15/2021		420,000	458,850
First Data Corp.:
144A, 6.75%, 11/1/2020		1,350,000	1,429,312
144A, 7.375%, 6/15/2019		470,000	505,838
144A, 8.875%, 8/15/2020		885,000	986,775
Freescale Semiconductor, Inc., 144A, 6.0%, 1/15/2022 (c)		530,000	535,962
Healthcare Technology Intermediate, Inc., 144A, 7.375%, 9/1/2018 (PIK)		145,000	149,894
Hughes Satellite Systems Corp.:
6.5%, 6/15/2019		475,000	509,438
7.625%, 6/15/2021		415,000	454,425
IAC/InterActiveCorp., 4.75%, 12/15/2022		390,000	369,525
			11,883,838
Materials 16.6%
ALROSA Finance SA, 144A, 7.75%, 11/3/2020		2,000,000	2,260,000
APERAM:
144A, 7.375%, 4/1/2016		175,000	180,250
144A, 7.75%, 4/1/2018		200,000	203,000
Ardagh Packaging Finance PLC, 144A, 9.125%, 10/15/2020		2,750,000	2,963,125
Axiall Corp., 144A, 4.875%, 5/15/2023		120,000	115,050
Berry Plastics Corp.:
9.5%, 5/15/2018 (b)		670,000	726,950
9.75%, 1/15/2021		835,000	981,125
BOE Intermediate Holding Corp., 144A, 9.0%, 11/1/2017 (PIK)		570,000	581,400
BOE Merger Corp., 144A, 9.5%, 11/1/2017 (PIK)		780,000	822,900
Ciech Group Financing AB, 144A, 9.5%, 11/30/2019	EUR	2,750,000	4,200,537
Clearwater Paper Corp., 7.125%, 11/1/2018		715,000	768,625
CSN Resources SA, 144A, 6.5%, 7/21/2020 (b)		4,450,000	4,550,125
Eagle Spinco, Inc., 144A, 4.625%, 2/15/2021		240,000	232,200
Essar Steel Algoma, Inc.:
144A, 9.375%, 3/15/2015 (b)		2,315,000	2,222,400
144A, 9.875%, 6/15/2015		370,000	290,450
Exopack Holding Corp., 10.0%, 6/1/2018		415,000	448,200
Exopack Holdings SA, 144A, 7.875%, 11/1/2019 (c)		520,000	520,000
FMG Resources (August 2006) Pty Ltd.:
144A, 6.0%, 4/1/2017 (b)		1,235,000	1,290,575
144A, 6.875%, 4/1/2022 (b)		260,000	276,250
144A, 7.0%, 11/1/2015 (b)		665,000	689,938
144A, 8.25%, 11/1/2019 (b)		520,000	577,200
FQM Akubra, Inc.:
144A, 7.5%, 6/1/2021		1,115,000	1,181,900
144A, 8.75%, 6/1/2020		635,000	701,675
Greif Luxembourg Finance SCA, 144A, 7.375%, 7/15/2021	EUR	5,000,000	7,793,481
Greif, Inc., 7.75%, 8/1/2019		190,000	215,175
Hexion U.S. Finance Corp.:
6.625%, 4/15/2020		185,000	187,775
8.875%, 2/1/2018		1,175,000	1,210,250
IAMGOLD Corp., 144A, 6.75%, 10/1/2020		580,000	517,650
Inversiones CMPC SA, 144A, 4.375%, 5/15/2023 (b)		1,750,000	1,657,278
Kaiser Aluminum Corp., 8.25%, 6/1/2020		500,000	566,250
KGHM International Ltd., 144A, 7.75%, 6/15/2019		1,125,000	1,172,812
Novelis, Inc., 8.75%, 12/15/2020		855,000	951,187
OI European Group BV, 144A, 6.75%, 9/15/2020	EUR	3,235,000	5,114,416
Perstorp Holding AB, 144A, 8.75%, 5/15/2017 (b)		990,000	1,034,550
Plastipak Holdings, Inc., 144A, 6.5%, 10/1/2021		515,000	535,600
Polymer Group, Inc., 7.75%, 2/1/2019		545,000	581,788
Rain CII Carbon LLC:
144A, 8.0%, 12/1/2018		510,000	526,575
144A, 8.25%, 1/15/2021		310,000	320,075
Sealed Air Corp.:
144A, 8.125%, 9/15/2019		290,000	326,975
144A, 8.375%, 9/15/2021		290,000	332,050
SPCM SA, 144A, 6.0%, 1/15/2022		815,000	845,563
Tronox Finance LLC, 6.375%, 8/15/2020 (b)		470,000	479,400
Volcan Cia Minera SAA, 144A, 5.375%, 2/2/2022 (b)		1,595,000	1,567,087
			52,719,812
Telecommunication Services 16.0%
Altice Financing SA, 144A, 7.875%, 12/15/2019		445,000	481,935
Altice Finco SA, 144A, 9.875%, 12/15/2020		445,000	497,288
CenturyLink, Inc., Series V, 5.625%, 4/1/2020		185,000	188,006
Cincinnati Bell, Inc.:
8.375%, 10/15/2020		1,875,000	1,996,875
8.75%, 3/15/2018 (b)		1,285,000	1,362,100
CPI International, Inc., 8.0%, 2/15/2018		475,000	491,625
Digicel Group Ltd.:
144A, 8.25%, 9/30/2020		1,410,000	1,487,550
144A, 10.5%, 4/15/2018		890,000	961,200
Digicel Ltd., 144A, 8.25%, 9/1/2017		4,340,000	4,520,110
ERC Ireland Preferred Equity Ltd., 144A, 7.69%**, 2/15/2017 (PIK)*	EUR	907,381	0
Frontier Communications Corp.:
7.125%, 1/15/2023 (b)		955,000	990,812
7.625%, 4/15/2024		195,000	205,725
8.25%, 4/15/2017		622,000	719,188
8.5%, 4/15/2020 (b)		940,000	1,073,950
8.75%, 4/15/2022		300,000	342,750
Intelsat Jackson Holdings SA:
144A, 5.5%, 8/1/2023		835,000	805,775
7.25%, 10/15/2020		2,255,000	2,446,675
7.5%, 4/1/2021		2,370,000	2,583,300
8.5%, 11/1/2019		1,045,000	1,146,887
Intelsat Luxembourg SA:
144A, 7.75%, 6/1/2021		1,195,000	1,260,725
144A, 8.125%, 6/1/2023		185,000	195,638
Level 3 Communications, Inc., 8.875%, 6/1/2019 (b)		105,000	114,581
Level 3 Financing, Inc.:
144A, 6.125%, 1/15/2021 (c)		320,000	325,600
7.0%, 6/1/2020		1,425,000	1,517,625
8.125%, 7/1/2019		1,225,000	1,350,562
8.625%, 7/15/2020		610,000	690,825
MetroPCS Wireless, Inc.:
6.625%, 11/15/2020		815,000	861,862
144A, 6.625%, 4/1/2023 (b)		470,000	491,738
Millicom International Cellular SA, 144A, 4.75%, 5/22/2020		1,390,000	1,303,125
NII Capital Corp., 7.625%, 4/1/2021		1,910,000	1,107,800
Pacnet Ltd., 144A, 9.25%, 11/9/2015		812,000	820,120
Sable International Finance Ltd., 144A, 8.75%, 2/1/2020 (b)		1,995,000	2,254,350
SBA Communications Corp., 5.625%, 10/1/2019		385,000	395,588
Sprint Communications, Inc.:
8.375%, 8/15/2017 (b)		620,000	717,650
9.125%, 3/1/2017		595,000	702,100
Telenet Finance III Luxembourg SCA, 144A, 6.625%, 2/15/2021	EUR	1,000,000	1,446,003
Telenet Finance Luxembourg SCA, 144A, 6.375%, 11/15/2020	EUR	2,575,000	3,716,675
Telenet Finance V Luxembourg SCA:
144A, 6.25%, 8/15/2022	EUR	435,000	616,018
144A, 6.75%, 8/15/2024	EUR	435,000	618,675
tw telecom holdings, Inc.:
144A, 5.375%, 10/1/2022		100,000	99,750
144A, 6.375%, 9/1/2023		490,000	509,600
UPCB Finance III Ltd., 144A, 6.625%, 7/1/2020		335,000	357,613
UPCB Finance V Ltd., 144A, 7.25%, 11/15/2021		1,965,000	2,156,587
UPCB Finance VI Ltd., 144A, 6.875%, 1/15/2022		625,000	673,438
Wind Acquisition Finance SA:
144A, 6.5%, 4/30/2020		380,000	391,400
144A, 7.25%, 2/15/2018		1,125,000	1,183,437
Windstream Corp.:
6.375%, 8/1/2023		490,000	475,300
7.5%, 4/1/2023		765,000	797,512
7.75%, 10/15/2020		130,000	139,425
7.75%, 10/1/2021		630,000	672,525
144A, 7.75%, 10/1/2021		735,000	784,613
			51,050,211
Utilities 2.1%
AES Corp.:
8.0%, 10/15/2017		595,000	700,613
8.0%, 6/1/2020 (b)		855,000	998,212
Calpine Corp., 144A, 7.5%, 2/15/2021		797,000	860,760
Enel SpA, 144A, 8.75%, 9/24/2073		1,800,000	1,949,940
Energy Future Holdings Corp., Series Q, 6.5%, 11/15/2024		1,000,000	370,000
Energy Future Intermediate Holding Co., LLC, 10.0%, 12/1/2020 (b)		1,300,000	1,365,000
NRG Energy, Inc., 7.625%, 1/15/2018		360,000	408,600
			6,653,125
Total Corporate Bonds (Cost $297,561,357)			308,112,902

Government & Agency Obligations 1.0%
Other Government Related (d)
Russian Agricultural Bank OJSC, 144A, 5.1%, 7/25/2018		1,000,000	1,022,700
Sberbank of Russia, 144A, 6.125%, 2/7/2022		1,000,000	1,083,750
Vimpel Communications, 144A, 6.493%, 2/2/2016		870,000	928,725
Total Government & Agency Obligations (Cost $2,852,784)			3,035,175

Loan Participations and Assignments 0.0%
Senior Loans**
Alliance Mortgage Cycle Loan, Term Loan A, 9.5%, 6/15/2010*		700,000	0
Buffets, Inc., Letter of Credit, First Lien, LIBOR plus 9.25%, 4/22/2015*		96,835	48,417
Travelport LLC, Second Lien Term Loan, 9.5%, 1/29/2016		69,545	72,298
Total Loan Participations and Assignments (Cost $872,600)			120,715

Convertible Bond 0.7%
Materials
GEO Specialty Chemicals, Inc., 144A, 7.5%, 10/30/2018 (PIK) (Cost $1,264,620)		1,281,636	2,482,785

Preferred Security 0.3%
Materials
Hercules, Inc., 6.5%, 6/30/2029 (Cost $768,145)		1,279,000	1,112,730

	Shares	Value ($)

Common Stocks 0.1%
Consumer Discretionary 0.0%
Buffets Restaurants Holdings, Inc.*	880	4,400
Dawn Holdings, Inc.* (e)	21	60,517
Trump Entertainment Resorts, Inc.*	72	0
Vertis Holdings, Inc.*	839	0
		64,917
Industrials 0.0%
Congoleum Corp.*	23,760	0
Materials 0.1%
GEO Specialty Chemicals, Inc.*	18,710	13,915
GEO Specialty Chemicals, Inc. 144A*	1,703	1,267
Wolverine Tube, Inc.*	8,966	289,153
		304,335
Total Common Stocks (Cost $532,441)		369,252

Preferred Stock 0.5%
Financials
Ally Financial, Inc. 144A, 7.0% (Cost $1,594,344)	1,735	1,665,980

Warrants 0.0%
Consumer Discretionary 0.0%
Reader's Digest Association, Inc., Expiration Date 2/19/2014*	1,593	0
Materials 0.0%
GEO Specialty Chemicals, Inc.*	118,267	87,068
Hercules Trust II, Expiration Date 3/31/2029*	1,219	11,648
		98,716
Total Warrants (Cost $239,283)		98,716

Securities Lending Collateral 13.1%
Daily Assets Fund Institutional, 0.08% (f) (g) (Cost $41,662,486)	41,662,486	41,662,486

Cash Equivalents 1.7%
Central Cash Management Fund, 0.06% (f) (Cost $5,367,767)	5,367,767	5,367,767

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $352,715,827)†	114.2	364,028,508
Other Assets and Liabilities, Net (b)	(14.2)	(45,236,434)
Net Assets	100.0	318,792,074

The following table represents bonds and senior loans that are in default:
Security	Coupon	Maturity Date	Principal Amount		Cost ($)	Value ($)
Alliance Mortgage Cycle Loan*	9.50%	6/15/2010	USD	700,000	708,969	0
Buffets, Inc.*	LIBOR plus 9.25%	4/22/2015	USD	96,835	94,743	48,417
ERC Ireland Preferred Equity Ltd.*	7.69%	2/15/2017	EUR	907,381	1,235,301	0
Fontainebleau Las Vegas Holdings LLC*	11.0%	6/15/2015	USD	735,000	735,000	0
Hellas Telecommunications Finance*	8.23%	7/15/2015	EUR	513,190	146,073	0
					2,920,086	48,417

* Non-income producing security.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of October 31, 2013.

† The cost for federal income tax purposes was $352,715,827. At October 31, 2013, net unrealized appreciation for all securities based on tax cost was $11,312,681. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $18,369,558 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,056,877.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of all securities loaned at October 31, 2013 amounted to $39,998,891, which is 12.6% of net assets.

(c) When-issued security.

(d) Government-backed debt issued by financial companies or government sponsored enterprises.

(e) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.

Schedule of Restricted Securities	Acquisition Date	Cost ($)	Value ($)	Value as % of Net Assets
Dawn Holdings, Inc.*	August 2013	75,638	60,517	0.02

(f) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(g) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

PIK: Denotes that all or a portion of the income is paid in kind in the form of additional principal.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

At October 31, 2013, open credit default swap contracts sold were as follows:
Effective/ Expiration Dates	Notional Amount ($) (h)		Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (i)	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation ($)
6/21/2010 9/20/2015	325,000	1	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BBB-	29,837	(30,875)	60,712
6/21/2010 9/20/2015	600,000	2	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BBB-	55,083	(51,850)	106,933
6/21/2010 9/20/2015	200,000	3	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BBB-	18,362	(13,791)	32,153
6/21/2010 9/20/2015	1,020,000	4	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BBB-	93,641	(18,183)	111,824
6/20/2011 9/20/2016	890,000	5	5.0%	Forest Oil Corp., 7.25%, 6/15/2019, B-	50,587	19,147	31,440
9/20/2011 12/20/2016	1,500,000	5	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BBB-	209,333	42,167	167,166
12/20/2011 3/20/2017	720,000	2	5.0%	CIT Group, Inc., 5.5%, 2/15/2019, BB-	94,749	20,538	74,211
9/20/2012 12/20/2017	960,000	6	5.0%	General Motors Corp., 3.3%, 12/20/2017, BB+	145,267	59,019	86,248
6/20/2013 6/20/2018	5,000,000	1	5.0%	Markit Dow Jones CDX North America High Yield Index	410,630	271,154	139,476
6/20/2013 9/20/2018	530,000	2	5.0%	DISH DBS Corp., 6.75%, 6/1/2021, BB-	68,565	46,263	22,302
6/20/2013 9/20/2018	1,235,000	3	5.0%	HCA, Inc., 8.0%, 10/1/2018, B-	162,445	96,453	65,992
6/20/2013 9/20/2018	1,350,000	4	5.0%	Sprint Communications, Inc., 6.0%, 12/1/2016, BB+	129,062	78,360	50,702
Total unrealized appreciation							949,159

(h) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

(i) The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited.

Counterparties:

1 JPMorgan Chase Securities, Inc.

2 Credit Suisse

3 The Goldman Sachs & Co.

4 Bank of America

5 Barclays Bank PLC

6 UBS AG

As of October 31, 2013, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
EUR	28,838,000	USD	39,467,047	11/20/2013	310,543	Citigroup, Inc.

Currency Abbreviations
EUR Euro USD United States Dollar

For information on the Fund's policy and additional disclosures regarding credit default swap contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2013 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (j)
Corporate Bonds	$—	$308,112,902	$—	$308,112,902
Governmant and Agency Obligations	—	3,035,175	—	3,035,175
Loan Participations and Assignments	—	120,715	—	120,715
Convertible Bond	—	—	2,482,785	2,482,785
Preferred Security	—	1,112,730	—	1,112,730
Common Stocks (j)	—	4,400	364,852	369,252
Preferred Stock	—	1,665,980	—	1,665,980
Warrants (j)	—	—	98,716	98,716
Short-Term Investments (j)	47,030,253	—	—	47,030,253
Derivatives (k)
Credit Default Swap Contracts	—	949,159	—	949,159
Forward Foreign Currency Exchange Contracts	—	310,543	—	310,543
Total	$47,030,253	$315,311,604	$2,946,353	$365,288,210

During the period ended October 31, 2013, the amount of transfers between Level 2 and Level 3 was $812. The investments were transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity.

During the period ended October 31, 2013, the amount of transfers between Level 3 and Level 2 was $1,183,075. The investment was transferred from Level 3 to Level 2 as a result of the availability of a pricing source supported by observable inputs.

Transfers between price levels are recognized at the beginning of the reporting period.

(j) See Investment Portfolio for additional detailed categorizations.

(k) Derivatives include unrealized appreciation (depreciation) on credit default swap contracts and forward foreign currency exchange contacts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of October 31, 2013
Assets
Investments: Investments in non-affiliated securities, at value (cost $305,685,574) — including $39,998,891 of securities loaned	$316,998,255
Investments in Daily Assets Fund Institutional (cost $41,662,486)*	41,662,486
Investment in Central Cash Management Fund (cost $5,367,767)	5,367,767
Total investments in securities, at value (cost $352,715,827)	364,028,508
Foreign currency, at value (cost $550,780)	543,100
Deposit from broker on swap contracts	50,000
Receivable for investments sold	3,627,272
Receivable for investments sold — when-issued securities	892,228
Receivable for Fund shares sold	288,468
Dividends receivable	30,363
Interest receivable	5,555,581
Unrealized appreciation on swap contracts	949,159
Unrealized appreciation on forward foreign currency exchange contracts	310,543
Upfront payments paid on swap contracts	633,101
Foreign taxes recoverable	1,726
Due from Advisor	5,672
Other assets	15,928
Total assets	376,931,649
Liabilities
Payable upon return of securities loaned	41,662,486
Payable for investments purchased	8,250,392
Payable for investments purchased — when-issued securities	3,237,320
Payable for Fund shares redeemed	4,167,999
Payable upon return of deposit for swap contracts	50,000
Upfront payments received on swap contracts	114,699
Distributions payable	210,750
Accrued management fee	135,349
Accrued Trustees' fees	2,439
Other accrued expenses and payables	308,141
Total liabilities	58,139,575
Net assets, at value	$318,792,074

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2013 (continued)
Net Assets Consist of
Distributions in excess of net investment income	(980,857)
Net unrealized appreciation (depreciation) on: Investments	11,312,681
Swap contracts	949,159
Foreign currency	320,147
Accumulated net realized gain (loss)	(46,101,691)
Paid-in capital	353,292,635
Net assets, at value	$318,792,074
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($34,084,737 ÷ 4,751,890 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$7.17
Maximum offering price per share (100 ÷ 95.50 of $7.17)	$7.51
Class B Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($769,772 ÷ 107,547 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$7.16
Class C Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($11,689,680 ÷ 1,623,343 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$7.20
Class S Net Asset Value, offering and redemption price(a) per share ($243,739,234 ÷ 33,815,314 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$7.21
Institutional Class Net Asset Value, offering and redemption price(a) per share ($28,508,651 ÷ 3,985,174 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$7.15

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended October 31, 2013
Investment Income
Income: Interest	$23,051,573
Dividends	118,232
Income distributions — Central Cash Management Fund	7,180
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	90,911
Total income	23,267,896
Expenses: Management fee	1,681,369
Administration fee	336,274
Services to shareholders	542,198
Distribution and service fees	214,562
Custodian fee	31,406
Professional fees	103,805
Reports to shareholders	42,770
Registration fees	70,406
Trustees' fees and expenses	14,313
Other	77,480
Total expenses before expense reductions	3,114,583
Expense reductions	(168,739)
Total expenses after expense reductions	2,945,844
Net investment income (loss)	20,322,052
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	4,869,869
Swap contracts	752,398
Foreign currency	(1,938,913)
3,683,354
Change in net unrealized appreciation (depreciation) on: Investments	830,316
Swap contracts	254,338
Foreign currency	399,638
1,484,292
Net gain (loss)	5,167,646
Net increase (decrease) in net assets resulting from operations	$25,489,698

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2013	2012
Operations: Net investment income (loss)	$20,322,052	$23,661,197
Net realized gain (loss)	3,683,354	1,967,678
Change in net unrealized appreciation (depreciation)	1,484,292	14,624,792
Net increase (decrease) in net assets resulting from operations	25,489,698	40,253,667
Distributions to shareholders from: Net investment income: Class A	(2,030,389)	(2,105,677)
Class B	(49,738)	(85,345)
Class C	(689,227)	(677,561)
Class S	(15,830,027)	(18,378,530)
Institutional Class	(2,325,411)	(2,751,061)
Net realized gains: Class A	(25,175)	—
Class B	(884)	—
Class C	(9,255)	—
Class S	(195,919)	—
Institutional Class	(32,888)	—
Total distributions	(21,188,913)	(23,998,174)
Fund share transactions: Proceeds from shares sold	53,865,985	81,185,357
Reinvestment of distributions	17,820,725	19,961,671
Payments for shares redeemed	(110,259,685)	(100,554,053)
Redemption fees	34,842	25,636
Net increase (decrease) in net assets from Fund share transactions	(38,538,133)	618,611
Increase (decrease) in net assets	(34,237,348)	16,874,104
Net assets at beginning of period	353,029,422	336,155,318
Net assets at end of period (including distributions in excess of net investment income of $980,857 and undistributed net investment of $1,056,772, respectively)	$318,792,074	$353,029,422

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended October 31,
Class A	2013	2012		2011	2010		2009
Selected Per Share Data
Net asset value, beginning of period	$7.08	$6.74		$6.91	$6.36		$5.26
Income (loss) from investment operations: Net investment income (loss)a	.42	.47		.49	.52		.50
Net realized and unrealized gain (loss)	.11	.34		(.16)	.55		1.12
Total from investment operations	.53	.81		.33	1.07		1.62
Less distributions from: Net investment income	(.43)	(.47)		(.49)	(.52)		(.50)
Net realized gains	(.01)	—		(.01)	—		—
Return of capital	—	—		—	—		(.02)
Total distributions	(.44)	(.47)		(.50)	(.52)		(.52)
Redemption fees	.00 *	.00	*	.00 *	.00	*	.00	*
Net asset value, end of period	$7.17	$7.08		$6.74	$6.91		$6.36
Total Return (%)b	7.50	12.49	c	4.98	17.48	c	32.63	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	34	33		31	30		27
Ratio of expenses before expense reductions (%)	1.06	1.07		1.07	1.10		1.10
Ratio of expenses after expense reductions (%)	1.06	1.06		1.07	1.04		.98
Ratio of net investment income (%)	5.86	6.79		7.11	7.87		9.02
Portfolio turnover rate (%)	59	69		57	71		67
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain operating expenses not been reduced.
* Amount is less than $.005.

	Years Ended October 31,
Class B	2013		2012		2011	2010		2009
Selected Per Share Data
Net asset value, beginning of period	$7.06		$6.72		$6.89	$6.34		$5.27
Income (loss) from investment operations: Net investment income (loss)a	.37		.41		.44	.47		.46
Net realized and unrealized gain (loss)	.12		.35		(.16)	.55		1.10
Total from investment operations	.49		.76		.28	1.02		1.56
Less distributions from: Net investment income	(.38)		(.42)		(.44)	(.47)		(.47)
Net realized gains	(.01)		—		(.01)	—		—
Return of capital	—		—		—	—		(.02)
Total distributions	(.39)		(.42)		(.45)	(.47)		(.49)
Redemption fees	.00	*	.00	*	.00 *	.00	*	.00	*
Net asset value, end of period	$7.16		$7.06		$6.72	$6.89		$6.34
Total Return (%)b	6.82	c	11.64	c	4.16	16.61	c	31.47	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1		1		2	2		2
Ratio of expenses before expense reductions (%)	1.86		1.85		1.87	1.87		1.89
Ratio of expenses after expense reductions (%)	1.82		1.85		1.87	1.80		1.77
Ratio of net investment income (%)	5.11		6.02		6.32	7.11		8.23
Portfolio turnover rate (%)	59		69		57	71		67
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain operating expenses not been reduced.
* Amount is less than $.005.

	Years Ended October 31,
Class C	2013		2012		2011	2010		2009
Selected Per Share Data
Net asset value, beginning of period	$7.11		$6.76		$6.93	$6.38		$5.27
Income (loss) from investment operations: Net investment income (loss)a	.37		.42		.44	.47		.46
Net realized and unrealized gain (loss)	.11		.35		(.16)	.55		1.12
Total from investment operations	.48		.77		.28	1.02		1.58
Less distributions from: Net investment income	(.38)		(.42)		(.44)	(.47)		(.45)
Net realized gains	(.01)		—		(.01)	—		—
Return of capital	—		—		—	—		(.02)
Total distributions	(.39)		(.42)		(.45)	(.47)		(.47)
Redemption fees	.00	*	.00	*	.00 *	.00	*	.00	*
Net asset value, end of period	$7.20		$7.11		$6.76	$6.93		$6.38
Total Return (%)b	6.68	c	11.84	c	4.21	16.60	c	31.69	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12		12		10	11		8
Ratio of expenses before expense reductions (%)	1.82		1.81		1.81	1.82		1.83
Ratio of expenses after expense reductions (%)	1.82		1.80		1.81	1.76		1.71
Ratio of net investment income (%)	5.10		6.05		6.37	7.15		8.29
Portfolio turnover rate (%)	59		69		57	71		67
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain operating expenses not been reduced.
* Amount is less than $.005.

	Years Ended October 31,
Class S	2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$7.11	$6.77	$6.94	$6.39	$5.28
Income (loss) from investment operations: Net investment income (loss)a	.44	.48	.50	.53	.52
Net realized and unrealized gain (loss)	.12	.35	(.15)	.55	1.11
Total from investment operations	.56	.83	.35	1.08	1.63
Less distributions from: Net investment income	(.45)	(.49)	(.51)	(.53)	(.50)
Net realized gains	(.01)	—	(.01)	—	—
Return of capital	—	—	—	—	(.02)
Total distributions	(.46)	(.49)	(.52)	(.53)	(.52)
Redemption fees	.00 *	.00 *	.00 *	.00 *	.00 *
Net asset value, end of period	$7.21	$7.11	$6.77	$6.94	$6.39
Total Return (%)b	7.89	12.68	5.19	17.60	32.79
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	244	264	260	290	246
Ratio of expenses before expense reductions (%)	.89	.89	.90	.98	.82
Ratio of expenses after expense reductions (%)	.82	.89	.89	.92	.70
Ratio of net investment income (%)	6.10	6.97	7.30	7.98	9.30
Portfolio turnover rate (%)	59	69	57	71	67
a Based on average shares outstanding during the period. b Total return would have been lower had certain operating expenses not been reduced. * Amount is less than $.005.

	Years Ended October 31,
Institutional Class	2013	2012	2011	2010		2009
Selected Per Share Data
Net asset value, beginning of period	$7.06	$6.72	$6.88	$6.34		$5.26
Income (loss) from investment operations: Net investment income (loss)a	.44	.49	.52	.54		.53
Net realized and unrealized gain (loss)	.11	.34	(.15)	.54		1.10
Total from investment operations	.55	.83	.37	1.08		1.63
Less distributions from: Net investment income	(.45)	(.49)	(.52)	(.54)		(.53)
Net realized gains	(.01)	—	(.01)	—		—
Return of capital	—	—	—	—		(.02)
Total distributions	(.46)	(.49)	(.53)	(.54)		(.55)
Redemption fees	.00 *	.00 *	.00 *	.00	*	.00	*
Net asset value, end of period	$7.15	$7.06	$6.72	$6.88		$6.34
Total Return (%)	7.84	12.89	5.52	17.78	b	33.12	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	29	42	34	44		44
Ratio of expenses before expense reductions (%)	.74	.74	.73	.74		.72
Ratio of expenses after expense reductions (%)	.74	.74	.73	.68		.60
Ratio of net investment income (%)	6.20	7.11	7.46	8.23		9.41
Portfolio turnover rate (%)	59	69	57	71		67
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Global High Income Fund (the "Fund") is a diversified series of DWS Income Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge, but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are generally available only to qualified institutions, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are categorized as Level 1 securities.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In January 2013, Accounting Standard Update 2013-01 (ASU 2013-01), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management has completed its evaluation of the application of ASU 2013-01 and its impact on the Fund's financial statements and will include the required disclosures in the semiannual shareholder report as of April 30, 2014.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains benefits of owning securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of October 31, 2013, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These fixed- and floating-rate loans ("Loans") in which the Fund invests are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy outs and refinancing. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship with only the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. All Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2013, the Fund had a net tax basis capital loss carryforward of approximately $46,102,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2016 ($21,096,000) and October 31, 2017 ($25,006,000), the respective expiration dates, whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2013 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss, forward foreign currency exchange contracts and swaps. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2013, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income*	$562,562
Capital loss carryforwards	$(46,102,000)
Net unrealized appreciation (depreciation) on investments	$11,312,681

In addition, during the year ended October 31, 2013, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended October 31,
	2013	2012
Distributions from ordinary income*	$21,188,913	$23,998,174

*For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund share redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Credit Default Swaps. Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the year ended October 31, 2013, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer's credit quality characteristics.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of October 31, 2013 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2013, the Fund invested in credit default swap contracts sold with a total notional value generally indicative of a range from $9,045,000 to $15,005,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended October 31, 2013, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of October 31, 2013 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2013, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $36,085,000 to $48,400,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $5,348,000.

The following tables summarize the value of the Fund's derivative instruments held as of October 31, 2013 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$—	$949,159	$949,159
Foreign Exchange Contracts (b)	310,543	—	310,543
	$310,543	$949,159	$1,259,702
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a) Unrealized appreciation on swap contracts
(b) Unrealized appreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2013 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$—	$752,398	$752,398
Foreign Exchange Contracts (b)	(1,906,844)	—	(1,906,844)
	$(1,906,844)	$752,398	$(1,154,446)
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Net realized gain (loss) from swap contracts
(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$—	$254,338	$254,338
Foreign Exchange Contracts (b)	409,912	—	409,912
	$409,912	$254,338	$664,250
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Change in net unrealized appreciation (depreciation) on swap contracts
(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

C. Purchases and Sales of Securities

During the year ended October 31, 2013, purchases and sales of investment securities (excluding short-term investments) aggregated $191,877,440 and $220,068,312, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee, based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $1 billion of the Fund's average daily net assets	.50%
Next $1.5 billion of such net assets	.49%
Next $2.5 billion of such net assets	.48%
Next $5 billion of such net assets	.47%
Over $10 billion of such net assets	.46%

Accordingly, for the year ended October 31, 2013, the fee persuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.50% of the Fund's average daily net assets.

For the period from November 1, 2012 through September 30, 2013, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class follows:
Class A	1.07%
Class B	1.82%
Class C	1.82%
Class S	.82%
Institutional Class	.82%

Effective October 1, 2013 through September 30, 2014, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class follows:
Class A	1.06%
Class B	1.81%
Class C	1.81%
Class S	.81%
Institutional Class	.81%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2013, the Administration Fee was $336,274, of which $27,070 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2013, the amounts charged to the Fund by DISC were as follows:
Service Provider Fee	Total Aggregated	Waived	Unpaid at October 31, 2013
Class A	$15,191	$—	$3,613
Class B	684	340	185
Class C	4,307	82	874
Class S	110,985	110,985	—
Institutional Class	3,455	—	793
	$134,622	$111,407	$5,465

In addition, for the year ended October 31, 2013, the Advisor agreed to reimburse the Fund $57,332 of sub-recordkeeping expenses for Class S shares.

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2013, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at October 31, 2013
Class B	$7,055	$496
Class C	97,924	7,478
	$104,979	$7,974

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2013, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at October 31, 2013	Annual Effective Rate
Class A	$74,869	$14,125	.22%
Class B	2,332	331	.25%
Class C	32,382	4,919	.25%
	$109,583	$19,375

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares of the Fund for the year ended October 31, 2013 aggregated $7,169.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2013, the CDSC for Class B and C shares aggregated $250 and $4,817, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the year ended October 1, 2013, DIDI received $1 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2013, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $19,580, of which $9,875 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and DWS Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and DWS Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that DWS Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in DWS Variable NAV Money Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended October 31, 2013, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $10,101.

E. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At October 31, 2013, there was one affiliated account that held approximately 28% of the outstanding shares of the Fund.

F. Investing in High-Yield Securities

The Fund's performance could be hurt if a security declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth-highest category) may be in uncertain financial health, the risk of loss from default by the issuer is significantly greater. Prices and yields of high-yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high-yield securities may adversely affect a fund's net asset value. Because the Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

G. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2013.

H. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended October 31, 2013		Year Ended October 31, 2012
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,843,596	$13,104,039	1,918,625	$13,254,371
Class B	7,713	54,909	9,549	65,407
Class C	1,167,706	8,412,815	528,061	3,643,746
Class S	4,052,516	29,249,510	7,350,219	50,765,906
Institutional Class	426,544	3,044,712	1,961,061	13,455,927
		$53,865,985		$81,185,357
Shares issued to shareholders in reinvestment of distributions
Class A	257,376	$1,838,942	272,122	$1,868,098
Class B	6,559	46,755	10,952	74,813
Class C	77,714	557,828	74,867	516,198
Class S	1,822,753	13,087,861	2,156,557	14,868,444
Institutional Class	321,110	2,289,339	384,598	2,634,118
		$17,820,725		$19,961,671
Shares redeemed
Class A	(2,021,831)	$(14,365,640)	(2,121,094)	$(14,414,149)
Class B	(72,743)	(519,261)	(95,107)	(652,013)
Class C	(1,344,097)	(9,696,253)	(351,708)	(2,412,298)
Class S	(9,190,788)	(65,860,316)	(10,696,505)	(73,326,102)
Institutional Class	(2,765,967)	(19,818,215)	(1,410,421)	(9,749,491)
		$(110,259,685)		$(100,554,053)
Redemption fees		$34,842		$25,636
Net increase (decrease)
Class A	79,141	$578,689	69,653	$711,684
Class B	(58,471)	(417,597)	(74,606)	(511,793)
Class C	(98,677)	(725,524)	251,220	1,748,282
Class S	(3,315,519)	(23,489,537)	(1,189,729)	(7,670,549)
Institutional Class	(2,018,313)	(14,484,164)	935,238	6,340,987
		$(38,538,133)		$618,611

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Income Trust and Shareholders of DWS Global High Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Global High Income Fund (the "Fund") at October 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian, brokers, and agent banks provide a reasonable basis for our opinion.

Boston, Massachusetts December 23, 2013	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in each Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B, C and S shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2013 to October 31, 2013).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2013 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/13	$1,004.60	$1,002.10	$1,002.20	$1,007.40	$1,007.60
Expenses Paid per $1,000*	$5.46	$9.18	$9.34	$4.15	$3.80
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/13	$1,019.76	$1,016.03	$1,015.88	$1,021.07	$1,021.42
Expenses Paid per $1,000*	$5.50	$9.25	$9.40	$4.18	$3.82

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Global High Income Fund	1.08%	1.82%	1.85%	.82%	.75%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Taxpayers filing on a calendar year basis will receive tax information for the 2013 calendar year after year end.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of DWS Global High Income Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2013.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2013, all of the Fund's Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Asset Allocation Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund's Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders. DIMA is part of Deutsche Bank AG, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DIMA of lower expense caps as part of the 2012 and 2013 contract review processes than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank AG ("DB"), DIMA's parent company, announced that DB would combine its Asset Management (of which DIMA was a part) and Wealth Management divisions. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that it has, and will continue to, reinvest a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into the new Asset and Wealth Management ("AWM") division, including ongoing enhancements to its investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2012, the Fund's performance (Class A shares) was in the 2nd quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2012.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2012). The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2012, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA to comparable funds and considered differences between the Fund and the comparable funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DIMA and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their independent counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013,8 and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
William McClayton (1944) Vice Chairperson since 2013,8 and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996); former Directorships: Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003- present); Portland General Electric2 (utility company) (2003- present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); North Bennett Street School (Boston); former Directorships: The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	103	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Chairman of the Board of Trustees, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007-2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		103	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011-2012)	103	—
Paul K. Freeman (1950) Board Member since 1993, and Chairperson (2009-Jan. 8, 2013)	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998); Directorships: Denver Zoo Foundation (December 2012-present); former Directorships: Prisma Energy International	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	103
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Director, Viasys Health Care2 (January 2007-June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-2012)	103	Director, Becton Dickinson and Company2 (medical technology company) (2012- present); Director, CardioNet, Inc.2 (health care) (2009- present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998-2012)	103	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	103	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	106	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Business Experience and Directorships During the Past Five Years
Brian E. Binder9,10 (1972) President and Chief Executive Officer, 2013-present
Managing Director3 and Head of Fund Administration, Deutsche Asset & Wealth Management (2013-present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010-2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008-2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003-2008)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow6 (1970) Vice President, 2012-present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan7 (1974) Assistant Secretary, 2013-present	Vice President, Deutsche Asset & Wealth Management
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
John Caruso6 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management
Robert Kloby6 (1962) Chief Compliance Officer, 2006-present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Effective as of January 9, 2013.

9 Address: 222 South Riverside Plaza, Chicago, IL 60606.

10 Effective as of December 1, 2013.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:
(800) 728-3337

Web Site
dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SGHAX	SGHBX	SGHCX	SGHSX	MGHYX
CUSIP Number	23339E 699	23339E 681	23339E 673	23339E 665	23339E 640
Fund Number	416	616	716	2100	596

Notes

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

DGHIF-2
(R-024965-3 12/13)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS GLOBAL HIGH INCOME FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2013	$82,821	$0	$0	$0
2012	$66,588	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2013	$0	$66,535	$0
2012	$0	$56,300	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2013	$0	$66,535	$0	$66,535
2012	$0	$56,300	$0	$56,300

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Global High Income Fund, a series of DWS Income Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	December 30, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	December 30, 2013

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	December 30, 2013